Exhibit 99.1

Diamond Eagle Acquisition Corp. Adjourns Special Meeting of Stockholders Until April 23, 2020

LOS ANGELES, CA, April 9, 2020 – Diamond Eagle Acquisition Corp. (“Diamond Eagle” or the “Company”) (Nasdaq: DEAC) today announced that it has adjourned its special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with DraftKings Inc. (“DraftKings”) and SBTech (Global) Limited (“SBTech”). In light of public health concerns regarding the coronavirus (COVID-19), the Special Meeting will be held in a virtual meeting format only. The Special Meeting, initially called for April 9, 2020, will reconvene at 9:00 a.m., New York City time, on April 23, 2020. Stockholders will be able to attend, vote and examine the list of Diamond Eagle stockholders at the Special Meeting by visiting https://www.cstproxy.com/diamondeagleacquisitioncorp/sm2020 and entering the control number found on their proxy card. In connection with the adjournment, the Company is extending the deadline for the Company’s stockholders to exercise their redemption rights in connection with the Business Combination to 12:00 p.m., New York City time, on April 22, 2020. The record date for the Special Meeting has not changed. Holders of record of the Company’s common stock at the close of business on March 20, 2020 will be entitled to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, DEAC NV Merger Corp. (“DEAC Nevada”), the Company’s wholly-owned subsidiary, filed a registration statement on Form S-4 (File No. 333-235805) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of DEAC Nevada to be issued in the Business Combination. The Registration Statement has not yet been declared effective by the SEC. This material is not a substitute for the definitive proxy statement/prospectus regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, the amendments thereto and, when available, the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders of record as of March 20, 2020 when available. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement, and is available free of charge from the sources indicated above.

Each of DraftKings and SBTech and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.

About DraftKings

DraftKings is a U.S.-based digital sports entertainment and gaming company created to fuel the competitive spirits of sports fans with offerings that range across daily fantasy, regulated gaming, and digital media. Headquartered in Boston, and founded in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings’ daily fantasy product is available in 8 countries internationally with 15 distinct sport categories. Launched in 2018, DraftKings Sportsbook offers mobile and retail betting for major national and global sports, and currently operates pursuant to state regulations in Indiana, Iowa, Mississippi, New Hampshire, New Jersey, New York, Pennsylvania and West Virginia. DraftKings is the Official Daily Fantasy Partner of the NFL and PGA Tour as well as an Authorized Gaming Operator of the MLB, NBA and XFL.

About SBTech

SBTech is a global leader in omni-channel sports betting and gaming, with more than 1,200 employees in 10 offices worldwide. Since 2007, the group has developed the industry’s most powerful online sports betting and casino platform, serving licensees in more than 15 regulated territories. SBTech’s clients include many of the world’s premier betting and gaming operators, state lotteries, land-based casinos, horse racing companies, and iGaming start-ups. The group supplies highly flexible betting and gaming solutions to clients looking for exceptional configurability and the quickest route to market, complemented by proven business intelligence and reporting capabilities. The SBTech offering includes its seamless sportsbook, Chameleon360 igaming platform, managed services, on-property sportsbook and omni-channel solutions that provide players with constant access to sports and casino products across all online, mobile and retail channels. Supported by unrivalled expertise in trading and risk management, acquisition and CRM, and the highest standards of regulatory compliance, SBTech’s partners consistently achieve rapid growth, enhanced brand loyalty and record revenues.

About Diamond Eagle Acquisition Corp.

Founded by media executive Jeff Sagansky and founding investor Harry Sloan, Diamond Eagle Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Diamond Eagle’s, DraftKings’ or SBTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination (including due to the failure to receive required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic; the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain or maintain the listing of the shares of the post-business combination company (“New DraftKings”) on Nasdaq following the Business Combination; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; New DraftKings’ ability to manage growth; New DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving Diamond Eagle, DraftKings, SBTech, or after the closing, New DraftKings; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for DraftKings or SBTech products and services, and in particular economic and market conditions in the media/entertainment/gaming/software industry in the markets in which DraftKings and SBTech operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Diamond Eagle’s and/or New DraftKings’ other filings with the SEC. None of Diamond Eagle, DraftKings or SBTech undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any vote in any jurisdiction in respect of the Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

MEDIA CONTACTS:

Media@draftkings.com

Jeff Pryor/Priority PR for Diamond Eagle

(818) 661-6368

INVESTOR CONTACTS:

Investors@draftkings.com

Eli Baker for Diamond Eagle

(424) 284-3519

elibaker@geacq.com